Exhibit 10.4




                                                               December 31, 2009



COMERICA BANK
One Shell Plaza
910 Louisiana Street, 4th Floor
Houston, TX 77002

ATTENTION:    James R. McNutt
              SVP Middle Market Financial Services

REFERENCE:    Termination Request

Dear Mr. McNutt:

ENGlobal requests termination of the certain Credit Agreement, dated August 8, 2007 as of December 30, 2009. All loan balances have been paid and interest deducted from our account.

ENGlobal also wishes to thank you and the Comerica team for their service and support during our relationship.



ENGLOBAL CORPORATION


By: /s/ R. W. Raiford
    ---------------------
    R. W. Raiford, CFO